                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) February 23, 1998
                              (February 20, 1998)

                          MARKWEST HYDROCARBON, INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



           DELAWARE                      1-11566                84-1352233
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
incorporation or organization)                            Identification Number)


         155 INVERNESS DRIVE WEST, SUITE 200, ENGLEWOOD, CO 80112-5004
                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 303-290-8700

ITEM 5.   OTHER EVENTS

On February 20, 1998, MarkWest Hydrocarbon, Inc. issued the following press release:


                  MARKWEST HYDROCARBON FILES FOR ARBITRATION
                      REGARDING OPERATIONS IN APPALACHIA

     DENVER (February 20, 1998) MarkWest Hydrocarbon, Inc. (NASDAQ: MWHX) filed arbitration proceedings to resolve issues with Columbia Gas Transmission Corporation regarding three natural gas processing plants in Appalachia. In this arbitration, MarkWest requests a declaration of rights and status to clarify agreements between the companies.

     Issues arose during ongoing negotiations between MarkWest and Columbia to finalize terms of a 1997 preliminary agreement in which, among other things, Columbia agreed to sell its Cobb Plant to MarkWest and to transfer from Columbia to MarkWest the operation of the Boldman Plant. These issues also include matters regarding operations at the Kenova Plant. MarkWest owns the Boldman and Kenova plants.

     "Our intention in taking over operations at these plants is to assist Columbia in their rate settlement and to possibly increase our liquids processing business on Columbia's transmission system," MarkWest President and Chief Executive Officer John Fox said. "The initial economic effect in taking over operations is neutral. Columbia and MarkWest continue to have several ongoing contracts, the most important of which extends through the year 2010. Although it is too early to predict the outcome of arbitration or the length of the process, we expect it will have minimal effect on MarkWest in the interim."

     MarkWest will undertake to make further disclosure as more material facts and information become available.

     MarkWest Hydrocarbon, Inc., provides natural gas processing and related services. This includes compression, gathering, treatment and natural gas liquids extraction services to natural gas producers and pipeline companies and fractionation of NGLs into marketable products. MarkWest also purchases, stores and markets natural gas and NGLs and has started strategic exploration for new natural gas sources for its processing services.

     Since its founding in 1988, MarkWest has grown substantially. MarkWest is the largest processor of natural gas in Appalachia and in 1996 established a new core area in Michigan.

                                      ###

                                  SIGNATURES
                                  ----------

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        MARKWEST HYDROCARBON, INC.
                                               (Registrant)

Date: February 23, 1998                 BY: /s/ Gerald A. Tywoniuk
                                           -------------------------------------
                                                    Gerald A. Tywoniuk
                                                Chief Financial Officer and
                                                 Vice President of Finance
                                           (On Behalf of the Registrant and as
                                           Principal Financial and Accounting
                                                         Officer)